Exhibit 99.2

INVESTOR PRESENTATION | JUNE 2019

2 Disclaimer We are not making any representations or warranties, express or implied, with respect to the information (financial, business, legal or otherwise) contained in this presentation. No person has been authorized to give any information other than that contained in this presentation. Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, may contain certain forward-looking information. Forward-looking statements refer to our current expectations and projections relating to our financial condition, results of operations, plans, objectives, strategies, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Forward- looking statements include statements containing words such as ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘can,’’ have,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘forecast,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘likely,’’ ‘‘may,’’ ‘‘might,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ “will,’’ ‘‘would,’’ and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operational performance or other events. For example, all statements made relating to growth strategies, the estimated and projected costs, expenditures, and growth rates, plans and objectives for future operations, growth, or initiatives, or strategies are forward-looking statements. Important factors to consider and evaluate in such forward-looking statements include, but are not limited to those set forth under the caption “Risk Factors” and elsewhere the reports we file with the Securities and Exchange Commission, including: our ability to maintain and strengthen our brand and generate and maintain ongoing demand for our products; our ability to successfully design and develop new products; our ability to effectively manage our growth; our ability to expand into additional consumer markets, and our success in doing so; the success of our international expansion plans; our ability to compete effectively in the outdoor and recreation market and protect our brand; the level of customer spending for our products, which is sensitive to general economic conditions and other factors; problems with, or loss of, our third-party contract manufacturers and suppliers, or an inability to obtain raw materials; fluctuations in the cost and availability of raw materials, equipment, labor, and transportation and subsequent manufacturing delays or increased costs; our ability to accurately forecast demand for our products and our results of operations; our relationships with our national, regional, and independent partners, who account for a significant portion of our sales; the impact of natural disasters and failures of our information technology on our operations and the operations of our manufacturing partners; our ability to attract and retain skilled personnel and senior management, and to maintain the continued efforts of our management and key employees; and the impact of our indebtedness on our ability to invest in the ongoing needs of our business. These forward-looking statements are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While we believe that these assumptions underlying the forward-looking statements are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect actual results. Non-GAAP Financial Measures We present Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to help us describe our operating performance. We define Adjusted EBITDA as net (loss) income before interest expense, net, provision (benefit) for income taxes and depreciation and amortization, adjusted for the impact of certain other items, including: non-cash stock-based compensation expense; asset impairment charges; accelerated amortization of deferred financing fees and loss from early extinguishment of debt resulting from the early prepayment of debt; investments in new retail locations and international market expansion; transition to Cortec majority ownership; transition to the ongoing senior management team; and transition to a public company. The expenses incurred related to these transitional events include: management fees and contingent consideration related to the transition to Cortec majority ownership; severance, recruiting, and relocation costs related to the transition to our ongoing senior management team; consulting fees, recruiting fees, salaries and travel costs related to members of our Board of Directors, fees associated with Sarbanes-Oxley Act compliance, and incremental audit and legal fees in connection with our transition to a public company. We define Adjusted Net Income as net (loss) income before non-cash stock-based compensation expense; asset impairment charges; accelerated amortization of deferred financing fees and loss from early extinguishment of debt resulting from the early prepayment of debt; investments in new retail locations and international market expansion; transition to Cortec majority ownership; transition to the ongoing senior management team; and transition to a public company as well as including the tax impact of adjusting items. Adjusted EBITDA is not defined by accounting principles generally accepted in the United States, or GAAP, and may not be comparable to similarly titled measures reported by other entities. We use Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share as a measure of profitability. Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share have limitations as a profitability measure in that it does not include the interest expense on our debts, our provisions for income taxes, and the effect of our expenditures for capital assets and certain intangible assets. Our presentation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share should not be construed as a basis to infer that our future results will be unaffected by extraordinary, unusual or non-recurring items. See Appendix for reconciliation of Adjusted EBITDA to net (loss) income and Adjusted Net Income to net (loss) income.

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4 MULTI-PRONGED STRATEGY ENABLING STRONG, SUSTAINABLE GROWTH RENOWNED FOR PREMIUM PRODUCT & INNOVATIVE DESIGN ATTRACTIVE FINANCIAL PROFILE WITH STRONG SALES GROWTH & GROSS MARGINS INFLUENTIAL, GROWING BRAND WITH A PASSIONATE FOLLOWING POWERFUL OMNI- CHANNEL DISTRIBUTION STRATEGY STRONG, EXPERIENCED MANAGEMENT TEAM WITH DIVERSE BACKGROUNDS

5 Deepen consumer engagement and broaden existing marketing efforts to drive customer base expansion 1 Use proven NPD capabilities to expand existing product families and create new families 2 Grow sales across YETI.com, corporate sales, YETI retail stores, and Amazon Marketplace to expand connectivity to consumers 3 Build on early successes in Australia, Canada, and Japan, while entering other select global markets 4 EXPAND CONSUMER ENGAGEMENT AND CUSTOMER BASE INTRODUCE NEW PRODUCTS ACCELERATE DTC AND CORPORATE SALES EXPAND INTERNATIONALLY

Coolers & Equipment 42% Drinkware 55% Other 3% 1 1. Other includes apparel, bottle openers, ice substitutes, and other accessories. 2. Please refer to page 28 and for a reconciliation of net income to Adjusted EBITDA. $799MM LTM Q1 2019 Net Sales $157MM LTM Q1 2019 Adjusted EBITDA2 2013 – 2018 Net Sales CAGR 20% LTM Q1 2019 Adjusted EBITDA2 Margin 6 54% LTM Q1 NET SALES MIX KEY FINANCIAL METRICS

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8 LARGE AND GROWING SOCIAL MEDIA PRESENCE BROAD EARNED MEDIA COVERAGE Source: Instagram. 1. Instagram as of April 30, 2019. 2. Per YETI’s most recent Brand Tracking Study. 285K 336K 407K 546K ~1.2MM 2.1MM 2.9MM 3.9MM 3.9MM 16% 15% 13% 11% 10% 8% 8% 5% 4% 7% 4% 3% 1% 2% 1% 1% 1% 0% East South Central West South Central South Atlantic East North Central West North Central Mid Atlantic Pacific Mountain New England 2018 2015 3 3 3 4 4 4 4 4 4 DOMESTIC UNAIDED BRAND AWARENESS BY REGION Followers1 2 3. Heritage market region. 4. Non-heritage market region.

9 2006 • YETI’s Customer Base Has Expanded as Brand Awareness Has Spread Nationally • New and Broadening Products and Creative Marketing Driving Attractive Shift in Demographics 2019 FISHING HUNTING BEACH SNOW CAMPFIRE AT PLAY AT HOME AT WORK 69% 2015 % Hunters1 38% 2018 % Hunters1 64% 2015 % Under 451 70% 2018 % Under 451 9% 2015 % Female1 34% 2018 % Female1 1. Per May 2015 and May 2018 YETI Owner Study.

10 FROM FLY FISHING TO COMPETITIVE SURFING, THEY EMBODY THE YETI LIFE FISHING | HUNTING | OUTDOOR | FOOD | RANCH & RODEO

11 YETI ANTHEM YETI’s first national TV commercial spot with over 200 million impressions THE GATHERING – BANFF, CANADA Twice-yearly print publication with stories & product FAST COMPANY YETI was honored in Marketing and Advertising YETI was selected as the prestigious Pinnacle award winner YETI DISPATCH 2018 CIRCULATION OF 2.4MM1 1. Represents 2.4 million publications in circulation in 2018.

AND INVESTING IN OUR DEPTH

YETI PRESENTS



The Devils
Odd Man Out
Cosmo
Sam
120 Days
Chasing Light

4MM VIEWS[1]

Thoughtful films inspired by our outdoor community, spotlighting the lives they live, the adventures they embark on, and the stories they tell

PODCASTS



DAN RATHER
JIMMY CHIN
J.B. MAUNEY
REMI WARREN
Spotify
Apple Podcasts
STITCHER
Drifting
WITH
JT VAN ZANDT

Led by fly fishing guide JT Van Zandt

SOCIAL MEDIA



REEF BLUE
Liked by itsguidrynow and 23,489 others
yeti Bright blue waters, towering canyons, adventure-dwelling terrain — this spring, we're bringing you three colors that epitomize what it means to be humbled by the wild's natural splendor. Click the link in our bio for more info. #BuiltForTheWild
View all 1,137 comments
constanceblank I wish you guys would get these colors in all cups. I need 3 more styles in reef blue to complete my collection!
139,073 views
yeti @JaredandTheMill YETI #SXSW Lounge Session
Jared & the Mill stopped by on their tour to bring their brand of southwestern indie folk rock to Austin.
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mendello Ooooh. Just found my new favorite band!
168,483 views
yeti Behind-the-Scenes | YETI Falcon
Get a look behind the curtain of the making of YETI Falcon, our April Fools' Day film.
Load more comments
melissa_hartwig You won the whole damn month.

SPOTIFY PLAYLISTS



ROBERT PLANT
ELVIS COSTELLO
BRANDI CARLILE
CHRIS STAPLETON

Listen on Spotify

Guest curated playlists on Spotify

1. Represents video views during 2018.

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YETI

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14 • Innovative and differentiated products that fill market gaps and consumer needs • Aggressive first-to-market product development strategy • Best in class talent: 57 engineers and product designers • Robust design process focused on performance and functionality • Balance of new product and evolutionary design • ~20,000 sq. ft. prototyping, sample, and quality testing facility IDEA EXECUTION CONCEPT & FEASIBILITY DESIGN & SOURCING LAUNCH & QUALITY MANAGEMENT GR1 GR2 GR3 GR4 SELECT STAFF BACKGROUNDS

PRODUCT & CATEGORY EVOLUTION SINCE 2015

		Pre-2015	1H 2015	2H 2015	1H 2016	2H 2016	1H 2017	2H 2017	1H 2018	2H 2018	1H 2019
Coolers & Equipment	Hard Cooler	Sherpa®, Roadie®, Tundra®, Tank®		Tundra® 210			Limited Edition	Limited Edition	Limited Edition	Haul™ Silo™	Reef Blue
Coolers & Equipment	Soft Cooler	Hopper® One	Hopper® 20		Field Tan Colorway	Hopper Flip®	Hopper® Two	Hopper Flip® 8 & Flip® 18	Hopper BackFlip™		Charcoal
Coolers & Equipment	Bags							Panga™	Camino™ Carryall, Panga™ Backpack	Tocayo Backpack	
Coolers & Equipment	Cargo							LoadOut™			GoBox™
Coolers & Equipment	Outdoor Living								Hondo™ Base Camp Chair	Lowlands Blanket	
Drinkware	Rambler®	Tumbler	Colster®	Lowball	Bottle		Colored Drinkware, Jug	Mug	Wine Tumbler	Navy, Stackable Pint	24 Oz. Mug, Canyon Red
Other		Shirts / Hats	YETI ICE			Brick, Hoodie		Howler		Cooler Cuts Women's Tank	Bait Shop T-Shirt

INNOVATION CREATES REASON TO BUY AND INCREASES ADDRESSABLE MARKETS

CUSTOMIZATION, COLORWAYS, AND LIMITED EDITION OFFERINGS ENCOURAGE NEW AND REPEAT PURCHASES

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YETI

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17 HIGHLIGHTS • Dynamic omni-channel business • Diverse group of U.S. retail partners with nationwide coverage; only one account exceeds 10% of gross sales • Fast growing DTC business • Successful entry into Australia, Canada, & Japan NET SALES BY CHANNEL NATIONAL AND REGIONAL ACCOUNTS DTC / CORPORATE SALES INTERNATIONAL STRATEGIC CHANNEL MIX CREATES STABLE, HIGH MARGIN PROFILE INDEPENDENT RETAIL PARTNERS (~4,700 ACCOUNTS)2 1. Wholesale includes $8.3 million of sales to Rambler On. 2. As of March 30, 2019. 2015 Wholesale1 92% DTC 8% $469MM LTM Q1 2019 Wholesale 63% DTC 37% $799MM

18 • YETI’s in-house sales teams are extensive, well- trained, and directly managed • Separate sales management infrastructures for National Accounts, Regional Key Accounts, and Independent Dealers • Field sales: Inventory management, assortment planning, and retail merchandising • Account Marketing: Point of Purchase / Merchandising • Sales Operations: Drives inventory analytics and demand planning SALES TEAM FOCUS 1 SELL-IN / NEW PRODUCTS 2 SELL-THROUGH 3 INVENTORY 4 MERCHANDISING 5 EDUCATION OVERVIEW YETI WHOLESALE DISPLAYS

19 YETI.COM CORPORATE SALES RETAIL YETI AUTHORIZED CURRENT FUTURE SITE FUTURE SITE FUTURE SITE

20 • Capitalize on global digital, eCommerce, and mobile trends • Enter new international markets via DTC and build out select wholesale partners • Push global brand to relevant locales via Ambassador, influencer, and event marketing EXPANSION STRATEGY GROWING GLOBAL SALES Entered in 1H 2017 Countries with existing presence Countries with near-term upside Entered in 1H 2017 Key U.K. and E.U. markets identified Entered Japanese market in 2H 2018 China (Tmall) 1. Represents last fiscal year international percentage of sales from international markets per public company filings as of April 9, 2019. YETI international represents percentage of Q1’19 net sales.

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22 •Leading third-party manufacturing and logistics partners • Optimizing quality, delivery, best cost and concentration risk • Developed key manufacturing partners in 2017 and 2018 • Soft coolers and bag supply chain shifting from China • Completed thorough “should cost” analysis and negotiations • Master Supply Agreements in place with key suppliers • Established Wholly Foreign-Owned Entity • Established 3PL facilities in Dallas, Australia, and Canada GLOBAL INFRASTRUCTURE GLOBAL FOOTPRINT

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24 Note: $ in millions. 1. Please refer to page 28 for a reconciliation of net (loss) income to Adjusted EBITDA. NET SALES GROSS PROFIT CAPITAL EXPENDITURES $639 $779 $799 2017 2018 LTM Q1 2019 $295 $383 $403 46% 49% 50% 2017 2018 LTM Q1 2019 Gross Profit % Margin $97 $149 $157 15% 19% 20% 2017 2018 LTM Q1 2019 Adjusted EBITDA % Margin 1 $42 $21 $27 7% 3% 3% 2017 2018 LTM Q1 2019 Capital Expenditures % of Net Sales ADJUSTED EBITDA1

25 Note: $ in millions. NET SALES CATEGORY NET SALES GROWTH CHANNEL NET SALES GROWTH $135 $155 Q1 2018 Q1 2019 $54 $60 Q1 2018 Q1 2019 $76 $91 Q1 2018 Q1 2019 Coolers & Equipment Drinkware $87 $94 Q1 2018 Q1 2019 $48 $62 Q1 2018 Q1 2019 Wholesale DTC

26 Note: $ in millions. 1. Please refer to page 29 for a reconciliation of net (loss) income to Adjusted EBITDA. 2. Please refer to page 29 for a reconciliation of net (loss) income to Adjusted net income. GROSS PROFIT OPERATING INCOME ADJUSTED NET INCOME PER DILUTED SHARE2 ADJUSTED EBITDA1 $0.00 $0.08 Q1 2018 Q1 2019 $13 / 10% $21 / 14% Q1 2018 Q1 2019 $57 / 42% $77 / 49% Q1 2018 Q1 2019 $3 / 2% $9 / 6% Q1 2018 Q1 2019 Gross Profit $ / % Margin Adjusted EBITDA1 $ / % Margin Operating Income $ / % Margin

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NON-GAAP RECONCILIATION[1]

		2017	2018	LTM Q1 2019
	Net income	**$15.4**	**$57.8**	**$63.2**
	Interest expense	32.6	31.3	29.2
	Income tax expense	16.7	11.9	14.1
1	Depreciation and amortization expense	20.8	24.8	25.6
2	Non-cash stock-based compensation expense	13.4	13.2	14.2
2	Long-lived asset impairment	-	1.2	1.3
3	Loss from early extinguishment of debt and accelerated amortization of deferred financing fees	-	1.3	1.3
4	Investments in new retail locations and international market expansion	-	0.8	0.8
5	Transition to Cortec majority ownership	0.8	0.8	-
6	Transition to the ongoing senior management team	0.1	1.8	1.5
7	Transition to a public company	(2.2)	4.2	5.6
	Adjusted EBITDA	**$97.5**	**$149.0**	**$156.9**

1 Depreciation and amortization expenses are reported in SG&A expenses and cost of goods sold

2 These costs are reported in SG&A expenses

3 Represents the loss on extinguishment of debt of $0.7 million and accelerated amortization of deferred financing fees of $0.6 million resulting from the voluntary repayments and prepayments of the term loans under our Credit Facility. During the fourth quarter of fiscal 2018, we voluntarily repaid in full the $47.6 million outstanding balance of the Term Loan B (as defined below) and made a voluntary repayment of $2.4 million to the Term Loan A (as defined below). During the third quarter of fiscal 2018, we made a voluntary prepayment of $30.1 million to the Term Loan B. As a result of the voluntary repayment of the Term Loan B prior to its maturity on May 19, 2022, we recorded a loss from extinguishment of debt relating to the write-off of unamortized financing fees associated with the Term Loan B

4 Represents retail store pre-opening expenses and costs for expansion into new international markets and these costs are reported in SG&A expenses

5 Represents management service fees paid to Cortec, our majority stockholder. The management services agreement with Cortec was terminated immediately following the completion of our IPO

6 Represents severance, recruiting, and relocation costs related to the transition to our ongoing senior management team

7 Represents fees and expenses in connection with our transition to, and prior to our becoming, a public company, including consulting fees, recruiting fees, salaries, and travel costs related to members of our Board of Directors, fees associated with Sarbanes-Oxley Act compliance, and incremental audit and legal fees associated with being a public company. The 2017 activity primarily consists of the reversal of a previously recognized consulting fee that was contingent upon the completion of our IPO attempt during 2016

Note: $ in millions.

1. Amounts may not recalculate due to rounding.

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YETI

NON-GAAP RECONCILIATION (CONT'D)

		Q1 2018	Q1 2019
	Net (loss) income	**($3.3)**	**$2.2**
1	Non-cash stock-based compensation expense	3.0	4.0
1	Long-lived asset impairment	-	0.1
1,2	Investments in new retail locations and international market expansion	0.2	0.2
1,3	Transition to Cortec majority ownership	0.8	-
1,4	Transition to the ongoing senior management team	0.5	0.1
1,5	Transition to a public company	-	1.5
6	Tax impact of adjusting items	(1.0)	(1.4)
	Adjusted net income	**$0.3**	**$6.6**
	Net (loss) income	**($3.3)**	**$2.2**
	Interest expense	8.1	6.1
	Income tax (benefit) expense	(1.6)	0.6
7	Depreciation and amortization expense	5.7	6.5
1	Non-cash stock-based compensation expense	3.0	4.0
1	Long-lived asset impairment	-	0.1
1,2	Investments in new retail locations and international market expansion	0.2	0.2
1,3	Transition to Cortec majority ownership	0.8	-
1,4	Transition to the ongoing senior management team	0.5	0.1
1,5	Transition to a public company	-	1.5
	Adjusted EBITDA	**$13.4**	**$21.3**
	Net income per diluted share	**($0.04)**	**$0.03**
	Adjusted net income per diluted share	**$0.00**	**$0.08**
	Weighted average common shares outstanding - diluted (in thousands)	**81,419**	**85,857**

1 These costs are reported in SG&A expenses

2 Represents retail store pre-opening expenses and costs for expansion into new international markets

3 Represents management service fees paid to Cortec, our majority stockholder. The management services agreement with Cortec was terminated immediately following the completion of our IPO in October 2018

4 Represents severance, recruiting, and relocation costs related to the transition to our ongoing senior management team

5 Represents fees and expenses in connection with our transition to a public company, including consulting fees, recruiting fees, salaries, and travel costs related to members of our Board of Directors, fees associated with Sarbanes-Oxley Act compliance, and incremental audit and legal fees associated with being a public company

6 Represents the tax impact of adjustments calculated at an expected statutory tax rate of 24.5% and 21.8% for the first quarter of 2019 and 2018, respectively

7 Depreciation and amortization expenses are reported in SG&A expenses and cost of goods sold

Note: $ in millions.

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YETI

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